Page 16 of 19 Pages

                                                                       Exhibit 4

                       Agreement Relating to Joint Filing
                          of Statement on Schedule 13D


         This will confirm the agreement by and between the undersigned that the Amendment No. 1 to the Schedule 13D (the "Statement") filed on or about this date with respect to the beneficial ownership by the undersigned of common shares, $1.00 par value per share, of Annuity Life and Re (Holdings), Ltd. is being filed on behalf of the undersigned.

         Each of the undersigned hereby acknowledges that pursuant to Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, that each person on whose behalf the Statement is filed is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; and that such person is not responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

         This Agreement may be executed in one or more counterparts by each of the undersigned, and each of which, taken together, shall constitute one and the same instrument.

Date:  October 29, 1999

INSURANCE PARTNERS, L.P.,
a Delaware limited partnership

By:      Insurance GenPar, L.P.,
         a Delaware limited partnership,
         its General Partner

By:      Insurance GenPar MGP, L.P.,
         a Delaware limited partnership,
         its General Partner

By:      Insurance GenPar MGP, Inc.,
         a Delaware corporation,
         its General Partner

By:      /s/ Robert A. Spass
         -------------------
         Name:  Robert A. Spass
         Title: President

                                                             Page 17 of 19 Pages

INSURANCE GENPAR, L.P.,
a Delaware limited partnership

By:      Insurance GenPar MGP, L.P.,
         a Delaware limited partnership,
         its General Partner

By:      Insurance GenPar MGP, Inc.,
         a Delaware corporation,
         its General Partner

By:      /s/ Robert A. Spass
         -------------------
         Name:  Robert A. Spass
         Title: President


INSURANCE GENPAR MGP, L.P.,
a Delaware limited partnership

By:      Insurance GenPar MGP, Inc.,
         a Delaware corporation,
         its General Partner

By:      /s/ Robert A. Spass
         -------------------
         Name:  Robert A. Spass
         Title: President


INSURANCE GENPAR MGP, INC.,
a Delaware corporation

By:      /s/ Robert A. Spass
         -------------------
         Name:  Robert A. Spass
         Title: President

                                                             Page 18 of 19 Pages

INSURANCE PARTNERS OFFSHORE
(BERMUDA), L.P., a Bermuda limited
partnership

By:      Insurance GenPar (Bermuda), L.P.,
         a Bermuda limited partnership, its
         General Partner

By:      Insurance GenPar (Bermuda) MGP,
         L.P., a Bermuda limited
         partnership, its General Partner

By:      Insurance GenPar (Bermuda) MGP,
         Ltd., a Bermuda corporation, its
         General Partner

By:      /s/ Robert A. Spass
         -------------------
         Name:  Robert A. Spass
         Title: President


INSURANCE GENPAR (BERMUDA),
L.P., a Bermuda limited partnership

By:      Insurance GenPar (Bermuda) MGP,
         L.P., a Bermuda limited
         partnership, its General Partner

By:      Insurance GenPar (Bermuda) MGP,
         Ltd., a Bermuda corporation, its
         General Partner

By:      /s/ Robert A. Spass
         -------------------
         Name:  Robert A. Spass
         Title: President


INSURANCE GENPAR (BERMUDA)
MGP, L.P., a Bermuda corporation

By:      Insurance GenPar (Bermuda) MGP,
         Ltd., a Bermuda corporation,
         its General Partner

By:      /s/ Robert A. Spass
         -------------------
         Name:  Robert A. Spass
         Title: President

                                                             Page 19 of 19 Pages

INSURANCE GENPAR (BERMUDA)
MGP, LTD., a Bermuda corporation

By:      /s/ Robert A. Spass
         -------------------
         Name:  Robert A. Spass
         Title: President